UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) November 24, 2003

                    RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

                    Residential Asset Mortgage Products, Inc.
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)



             DELAWARE                   333-104662                41-1955181
             --------                   ----------                ----------
   (State or Other Jurisdiction        (Commission             (I.R.S. Employer
         of Incorporation)             File Number)           Idenfication No.)


8400 Normandale Lake Blvd.
Suite 250
Minneapolis, Minnesota                                               55437
-----------------------                                              -----
(Address of Principal                                                (Zip Code)
Executive Offices)

Registrant's telephone number, including area code, is (952) 857-7000


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Item 5. Other Events.

               On or about November 25 2003, the Registrant will cause the issuance and sale of Mortgage Pass-Through Certificates, Series 2003-SL1 (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of November 1, 2003, among the Registrant, Residential Funding Corporation, as Master Servicer, and JPMorgan Chase Bank, as Trustee.

                  In  connection  with  the  sale  of  the   Certificates,   the
         Registrant  has been  advised by Credit  Suisse  First  Boston LLC (the
         "Underwriter") that the Underwriter has furnished to prospective investors certain information that may be considered "ABS term sheets" or "computational materials" (the "Collateral Term Sheets") with respect to the Certificates following the effective date of Registration Statement No. 333-104662, which Collateral Term Sheets are being filed electronically as exhibits to this report on Form SE dated November 24, 2003.

                  The   Collateral   Term  Sheets  have  been  provided  by  the
         Underwriter. The information in the Collateral Term Sheets is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

                  THE UNDERWRITER HAS ADVISED THE REGISTRANT THAT CERTAIN INFORMATION IN THE COLLATERAL TERM SHEETS MAY HAVE BEEN BASED ON ASSUMPTIONS THAT DIFFERED FROM THE FINAL POOL INFORMATION.

                  The Collateral Term Sheets were prepared by the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Collateral Term Sheets may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Collateral Term Sheets may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Collateral Term Sheets may not be relevant to or appropriate for investors other than those specifically requesting them.

                                         2

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                  In addition, the actual characteristics and performance of the mortgage loans underlying the Certificates (the "Mortgage Loans") may differ from the assumptions used in the Collateral Term Sheets, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration,
         expected   maturity,   interest   rate   sensitivity   and  cash   flow
         characteristics of a particular class of Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration,
         expected   maturity,   interest   rate   sensitivity   and  cash   flow
         characteristics of a particular class of Certificates.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a) Financial Statements. Not applicable.

(b) Pro Forma Financial Information. Not applicable.

(c) Exhibits



                  ITEM 601(A) OF
                  REGULATION S-K
  EXHIBIT NO.    EXHIBIT NO.       DESCRIPTION


  1              99             Preliminary Structural and Collateral
                                Term Sheet


                                  3

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                               SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                        RESIDENTIAL ASSET MORTGAGE
                                        PRODUCTS, INC.

                                        By:  /s/ Julie Malanoski
                                        Name: Julie Malanoski
                                        Title:Vice President

Dated: October 30, 2003

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                                  EXHIBIT INDEX

            Item 601 (a) of           Sequentially
 Exhibit   Regulation S-K             Numbered
Number      Exhibit No.                Description                Page
-------------------------------------------------------------------------
1                 99               Preliminary Structural       Filed
                                   and Collateral               Manually
                                   Term Sheet